SUPPLEMENT DATED JANUARY 8, 2024
to

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA
AND KEYPORT OPTIMA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the AB VPS Sustainable International Thematic Portfolio (the “Portfolio”) that is available as an investment option under your Contract.  The Board of Directors of AB Variable Products Series Fund, Inc. has approved the liquidation and termination of the Portfolio on or around March 5, 2024 (the “Liquidation Date”).  Allocations to the Sub-account investing in the Portfolio (the “Liquidating Sub-account”) will not be accepted after February 29, 2024.

If you currently have Account Value allocated to the Liquidating Sub-account, then effective immediately, a single transfer of that allocation to any other Sub-account available under your Contract, or to the Fixed Account, if available, will not count against the contractual transfer limitations. You can request a transfer in writing at our Service Address, or by calling us at (877) 253-2323. You can request copies of fund prospectuses for the other available Sub-accounts by calling us at (800) 477-6545, Option 2, or access them via the customer documentation center on our web site at https://dfinview.com/DelawareLife?site=Annuity.

As of the close of business on the Liquidation Date, any Account Value remaining in the Liquidating Sub-account will be automatically transferred to the Columbia Variable Portfolio – Government Money Market Sub-account.  This automatic transfer will not count against the contractual transfer limitations.

 If you submit a purchase payment after February 29, 2024, and your standing allocation instructions include the Liquidating Sub-account, the purchase payment will be rejected and returned to you.  You may contact us at any time to update your standing allocation instructions, or you may submit new allocation instructions with your purchase payment.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment or withdrawal programs that have not been changed to replace the Liquidating Sub-account will continue with the Columbia Variable Portfolio – Government Money Market Sub-account as the replacement.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.